UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 13, 2004

JAMES RIVER COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Virginia		54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On December 13, 2004, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for the third quarter of fiscal 2004.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 13, 2004

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY (Registrant) By: /s/ Samuel M. Hopkins II Samuel M. Hopkins II Vice President and Chief Accounting Officer

Date:  December 13, 2004

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